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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-56765 and 333-61727) and in the Registration Statements on Form S-8 (Nos. 333-10697, 333-38871, 333-62275, 333-50942 and
333-49182) of Hyperion Solutions Corporation of our report dated July 25, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

San Jose, California
September 12, 2001